Summary Prospectus
Tax-Managed Real Assets Fund
At a meeting held on February 24, 2020, the Board of Trustees of Russell Investment Company, upon the recommendation of Russell Investment Management, LLC, approved a Plan of Reclassification to reclassify Class E Shares as Class S Shares (the “Reclassification”). The Reclassification is expected to be completed on July 9, 2020. For more details regarding the Reclassification, please see the Supplement dated April 9, 2020 to the Prospectus dated March 1, 2020.
March 1, 2020, as supplemented through April 9, 2020
Before you invest, you may want to review the Fund's Prospectus, which contains more information about the Fund and its risks. You can find the Fund's Prospectus, Statement of Additional Information (SAI), reports to shareholders and other information about the Fund online at http://hosted.rightprospectus.com/RIC/. You can also get this information at no cost by calling 1-800-787-7354 or by sending an e-mail to: service@russellinvestments.com. The Fund's Prospectus and SAI, both dated March 1, 2020, as supplemented through April 9, 2020, and the Fund's most recent shareholder report, for the period ended October 31, 2019, are all incorporated by reference into this Summary Prospectus.

Beginning January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or your financial intermediary, such as your investment adviser, broker-dealer, bank or insurance company. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If supported by your financial intermediary, you may elect to receive shareholder reports and other Fund communications from your financial intermediary electronically. Please contact your financial intermediary for more information.

You may elect to receive all future shareholder reports in paper free of charge. If you purchase Shares of a Fund through a financial intermediary, please contact your financial intermediary to inform them that you wish to continue receiving paper copies of your shareholder reports. If you hold your account directly with the Funds, please call 800-787-7354 to make this election. Your election to receive reports in paper will apply to all Russell Investment Company Funds and other funds you hold with your financial intermediary.
Class/Ticker:    A/RTXAX, C/RTXCX, C1/RTXDX, E/RTXEX, M/RTXMX, P/RTXPX, S/RTXSX, T/RTXTX
Class C1, Class P and Class T Shares are not currently being offered to investors and are not available for sale in any state.
Investment Objective (Non-Fundamental)

The Fund seeks to provide long term capital growth on an after-tax basis.

Fees and Expenses of the Fund

The following tables describe the fees and expenses that you may pay if you buy and hold Shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Class S Shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in Russell Investments Funds. In addition, certain Financial Intermediaries (as defined below in the Additional Information section) may impose different sales loads and waivers. More information about these and other discounts is available from your financial professional and in the Front-End Sales Charges and More About Deferred Sales Charges sections and Appendix A: Additional Information About Financial Intermediary-Specific Sales Charge Variations, Waivers and Discounts, beginning on pages 297, 301 and 380, respectively, of the Prospectus, and in the Purchase, Exchange and Redemption of Fund Shares section, beginning on page 36, of the Fund’s Statement of Additional Information. Please see the Expense Notes section of the Fund’s Prospectus for further information regarding expenses of the Fund.
Shareholder Fees (fees paid directly from your investment)
	Class A	Class C, E, M, P, S	Class C1	Class T
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	2.50%
Maximum Deferred Sales Charge (Load)*	1.00%	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
*	The Maximum Deferred Sales Charge (Load) is charged on the lesser of the purchase price of the Shares being redeemed or the net asset value of those Shares at the time of redemption.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)#
	Share Classes
	A	C	C1	E	M	P	S	T
Advisory Fee	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Distribution (12b-1) Fees (including shareholder services fees of 0.25% for Class C1 Shares)	0.25%	0.75%	1.00%	None	None	None	None	0.25%
Other Expenses (including shareholder services fees of 0.25% for Class C and Class E Shares)	0.43%	0.68%	0.43%	0.68%	0.43%	0.28%	0.43%	0.43%
Total Annual Fund Operating Expenses	1.53%	2.28%	2.28%	1.53%	1.28%	1.13%	1.28%	1.53%
Less Fee Waivers and Expense Reimbursements	(0.20)%	(0.20)%	(0.20)%	(0.20)%	(0.30)%	(0.22)%	(0.20)%	(0.20)%
Net Annual Fund Operating Expenses	1.33%	2.08%	2.08%	1.33%	0.98%	0.91%	1.08%	1.33%
#	Until February 28, 2021, Russell Investment Management, LLC (“RIM”) has contractually agreed to waive up to the full amount of its advisory fee and then to reimburse the Fund for other direct Fund-level expenses to the extent that other direct Fund-level expenses exceed 0.88% of the average daily net assets of the Fund on an annual basis. This waiver and reimbursement may not be terminated during the relevant period except with Board approval. Direct Fund-level expenses do not include 12b-1 fees, shareholder services fees, transfer agency fees, extraordinary expenses or the expenses of the other investment companies in with the Fund invests which are borne indirectly by the Fund.
Until February 28, 2021, Russell Investments Fund Services, LLC (“RIFUS”) has contractually agreed to waive 0.10% of its transfer agency fees for Class M Shares and 0.02% of its transfer agency fees for Class P Shares. These waivers may not be terminated during the relevant period except with Board approval.
“Other Expenses” for Class C1, Class P and Class T Shares are based on estimated amounts for the current fiscal year as these Share Classes did not have any assets during the most recent fiscal year.

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.
The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The example also assumes your investment has a 5% return each year and that operating expenses remain the same. The calculation of costs for the one year period takes into account the effect of any current contractual fee waivers and/or reimbursements.  The calculation of costs for the remaining periods takes such fee waivers and/or reimbursements into account only for the first year of the periods.
Although your actual costs may be higher or lower, under these assumptions your costs would be:
	Share Classes
	A	C	C1	E	M	P	S	T
1 Year	$ 703	$211	$311	$135	$100	$ 93	$110	$382
3 Years	$1,012	$693	$693	$464	$376	$337	$386	$702
For Class C1 Shares, you would pay the following if you did not redeem your Shares:
1 Year $211	3 Years $693
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund Shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. For the period June 10, 2019 through October 31, 2019, the Fund’s portfolio turnover rate was 29% of the average value of its portfolio.
Investments, Risks and Performance

Principal Investment Strategies of the Fund
The Fund has a non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in investments related to real assets and real asset companies. Real assets are broadly defined by the Fund and are considered to include any assets that have physical properties, such as natural resources, real estate, infrastructure and commodities. In an effort to provide equity-like returns over a market cycle while mitigating downside risk relative to equities, Russell Investment Management, LLC (“RIM”) allocates the Fund’s assets globally across the real assets group of industries, focusing on real estate, infrastructure and natural resources. RIM intends to shift the Fund’s assets within the real assets group of industries based on RIM’s outlook on the business and economic cycle, relative market valuations and market sentiment. The Fund seeks to realize capital growth while considering shareholder tax consequences arising from its portfolio management activities. The Fund typically buys stocks with the intention of holding them long enough to qualify for long-term capital gains tax treatment. Stocks may, however, be sold at a point where short-term capital gains are realized if the Fund believes it is appropriate in that case to do so or as a result of redemption activity.
RIM provides or oversees the provision of all investment advisory and portfolio management services for the Fund. The Fund is advised by RIM and multiple money managers unaffiliated with RIM pursuant to a multi-asset, multi-manager approach. The Fund's money managers have non-discretionary asset management assignments pursuant to which they provide a model portfolio to RIM representing their investment recommendations, based upon which RIM purchases and sells securities for the Fund. For Fund assets not allocated to money manager strategies, RIM utilizes quantitative and/or rules-based processes and qualitative analysis to assess Fund characteristics and invest in securities and instruments which provide the desired exposures.  RIM may use strategies based on indexes. RIM also manages the Fund's cash balances. The Fund usually, but not always, pursues a strategy to be fully invested by exposing all or a portion of its cash to the performance of certain markets by purchasing equity securities and/or derivatives, which typically include index futures contracts and swaps.
The Fund may invest in equity securities issued by U.S. and non-U.S. (i) real estate companies, including real estate investment trusts (“REITs”) and similar REIT-like entities; (ii) infrastructure companies, which are companies that are engaged in the infrastructure business; and (iii) natural resources and natural resources-related companies. The Fund will concentrate its investments in equity securities of companies in the real assets group of industries. The Fund may also invest in securities of non-U.S. issuers by purchasing American Depositary Receipts (“ADRs”) or Global Depositary Receipts (“GDRs”). Infrastructure companies also include energy-related companies organized as master limited partnerships (“MLPs”) and their affiliates.
The Fund may invest in derivative instruments and may use derivatives to take both long and short positions. The Fund may enter into spot and forward currency contracts to facilitate settlement of securities transactions.
Please refer to the “Investment Objective and Investment Strategies” section in the Fund's Prospectus for further information.
Principal Risks of Investing in the Fund
An investment in the Fund, like any investment, has risks. The value of the Fund fluctuates and you could lose money. The principal risks of investing in the Fund are those associated with:
•	Tax-Sensitive Management. Tax-managed strategies may provide a lower return before consideration of federal income tax consequences than other mutual funds that are not tax-managed. Money managers with distinct and different investment approaches are selected in an attempt to reduce overlap in holdings across money managers and reduce the instance of wash sales. To the extent that wash sales occur from time to time, the ability of the Fund to achieve its investment objective may be impacted. Unexpected large redemptions could require the Fund to sell portfolio securities resulting in its realization of net capital gains.
•	Real Estate Securities. Just as real estate values go up and down, the value of the securities of real estate companies also fluctuates. Real estate securities, including real estate investment trusts (“REITs”), may be affected by changes in the value of the underlying properties owned by the companies and by the quality of tenants’ credit.
•	Infrastructure Companies. Infrastructure companies are subject to the risk that: the potential for realized revenue volumes is significantly lower than projected and/or cost overruns; the nature of the concession fundamentally changes during the life of the project (e.g., the state sponsor alters the terms); macroeconomic factors such as low GDP growth or high nominal interest rates raise the average cost of funding; government regulation may affect rates charged to customers; government budgetary constraints impact projects; special tariffs are imposed; and changes in tax laws, regulatory policies or accounting standards could be unfavorable. Other risks include environmental damage due to a company's operations or an accident, changes in market sentiment towards infrastructure and terrorist acts.
•	Natural Resources Risk. The Fund’s investments in natural resources companies involve risks. The market value of natural resources related securities may be affected by numerous factors, including events occurring in nature, inflationary pressures and international politics. The securities of natural resources companies may experience more price volatility than securities of companies in other industries. Rising interest rates and general economic conditions may also affect the demand for natural resources.
•	Industry Concentration Risk. By concentrating in certain industries, the Fund carries much greater risk of adverse developments in those industries than a fund that invests in a wide variety of industries.
•	Equity Securities. The value of equity securities will rise and fall in response to the activities of the company that issued them, general market conditions and/or economic conditions. Investments in small and medium capitalization companies may involve greater risks because these companies generally have narrower markets, more limited managerial and financial resources and a less diversified product offering than larger, more established companies. Small and some medium capitalization stocks may also be thinly traded, and thus, difficult to buy and sell in the market.
•	Master Limited Partnerships (“MLPs”). Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. The benefit derived from the Fund’s investment in MLPs is largely dependent on the MLPs being treated as partnerships for U.S. federal income tax purposes.
•	Derivatives. Investments in a derivative instrument could lose more than the initial amount invested. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market prices and thus the Fund’s losses may be greater if it invests in derivatives than if it invests only in conventional securities. The use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in equity or fixed income securities, currencies or other instruments. Derivatives are subject to a number of risks such as leveraging risk, liquidity risk, market risk, credit risk, default risk, counterparty risk (the risk that the other party in an agreement will fail to perform its obligations) and management risk. They also involve the risk of mispricing or improper valuation and the risk that changes in the value of the derivative instrument may not correlate exactly with the change in the value of the underlying asset, rate or index.
•	Non-U.S. and Emerging Markets Securities. Non-U.S. securities have risks relating to political, economic and regulatory conditions in foreign countries. The risks associated with non-U.S. securities may be amplified for emerging markets securities.
•	Currency Risk. Non-U.S. securities that trade in, and receive revenues in, non-U.S. currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. As a result, investments in non-U.S. dollar-denominated securities and currencies may reduce the returns of the Fund.
•	Currency Trading Risk. Currency trading strategies may involve instruments that have volatile prices, are illiquid or less liquid or create economic leverage. Forward currency contracts are subject to the risk that, should forward prices increase, a loss will be incurred to the extent that the price of the currency agreed to be purchased exceeds the price of the currency agreed to be sold.
•	Depositary Receipts . Depositary receipts (including American Depositary Receipts and Global Depositary Receipts) are securities traded on a local stock exchange that represent securities issued by a foreign publicly-listed company. Depositary receipts are generally subject to the same risks of investing in the foreign securities they evidence or into which they may be converted.

•	Liquidity Risk. The market for certain investments may become illiquid or less liquid (i.e., there may be a significant reduction in trading activity, including in the number of market participants or transactions, in such investments) under adverse or volatile market or economic conditions, making those investments difficult to sell. The market price of certain investments may fall dramatically if there is no liquid trading market. Such events and conditions may adversely affect the value of the Fund’s investments, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
•	Counterparty Risk. Counterparty risk is the risk that the other party or parties to an agreement or a participant to a transaction, such as a broker, might default on a contract or fail to perform by failing to pay amounts due or failing to fulfill the obligations of the contract or transaction.
•	Active Management. Despite strategies designed to achieve the Fund’s investment objective, the value of investments will change with market conditions, and so will the value of any investment in the Fund and you could lose money. The securities selected for the portfolio may not perform as RIM or the Fund's money managers expect. Additionally, securities selected may cause the Fund to underperform relative to other funds with similar investment objectives and strategies. There is no guarantee that RIM will effectively assess the Fund's portfolio characteristics and it is possible that its judgments regarding the Fund's exposures may prove incorrect. In addition, actions taken to actively manage overall Fund exposures, including risk, may be ineffective and/or cause the Fund to underperform.
•	Multi-Manager Approach. While the investment styles employed by the money managers are intended to be complementary, they may not in fact be complementary. A multi-manager approach could result in more exposure to certain types of securities and higher portfolio turnover.
•	Index-Based Investing. Index-based strategies, which may be used to actively manage the Fund's overall exposures, may cause the Fund's returns to be lower than if the Fund employed a fundamental investment approach to security selection with respect to that portion of its portfolio. Additionally, index-based strategies are subject to “tracking error” risk, which is the risk that the performance of the portion of the Fund's portfolio utilizing an index-based strategy will differ from the performance of the index it seeks to track.
•	Quantitative Investing. Quantitative inputs and models use historical company, economic and/or industry data to evaluate prospective investments or to generate forecasts which could result in incorrect assessments of the specific portfolio characteristics or ineffective adjustments to the Fund’s overall exposures. Securities selected using quantitative analysis may perform differently than analysis of their historical trends would suggest. Inputs or models may be flawed or not work as anticipated and may cause the Fund to underperform other funds with similar investment objectives and strategies.
•	Non-Discretionary Implementation Risk. With respect to the portion of the Fund that is managed pursuant to model portfolios provided by non-discretionary money managers, it is expected that trades will be effected on a periodic basis and therefore less frequently than would typically be the case if discretionary money managers were employed. Given that values of investments change with market conditions, this could cause the Fund's return to be lower than if the Fund employed discretionary money managers with respect to that portion of its portfolio.
•	Large Redemptions. The Fund is expected to be used as an investment in asset allocation programs and may have a large percentage of its Shares held in such programs. Large redemption activity could result in the Fund incurring additional costs and being forced to sell portfolio securities at a loss to meet redemptions. Large redemptions may also result in increased expense ratios, higher levels of realized capital gains or losses with respect to the Fund’s portfolio securities, higher brokerage commissions and other transaction costs, among other negative consequences.
•	Global Financial Markets Risk. Global economies and financial markets are becoming increasingly interconnected and conditions (including recent volatility and instability) and events (including natural disasters, pandemics and epidemics) in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such events and conditions may adversely affect the value of the Fund’s securities, result in greater market or liquidity risk or cause difficulty valuing the Fund’s portfolio instruments or achieving the Fund’s objective.
•	New Fund Risk. The Fund is a new Fund. There can be no assurance that the Fund will grow to an economically viable size, in which case the Fund may cease operations. Investors may be required to liquidate or transfer their investments at an inopportune time.
Please refer to the “Risks” section in the Fund’s Prospectus for further information.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance
Because the Fund is new, performance history and average annual returns for the Fund are not included in this Prospectus. Performance history and average annual returns for the Fund will be included in the Prospectus after the Fund has been in operation for one calendar year.
Management

Investment Adviser
The Fund's investment adviser is RIM. The Fund's money managers are:
• First Sentier Investors (Australia) IM Limited	• RREEF America L.L.C.
• Grantham, Mayo, Van Otterloo & Co. LLC
Portfolio Manager
Patrick Nikodem, a Portfolio Manager, has primary responsibility for the management of the Fund. Mr. Nikodem has managed the Fund since its inception.
Additional Information

How to Purchase Shares
Unless you are eligible to participate in a Russell Investments employee investment program, Shares are only available through a select network of banks (including bank trust departments), registered investment advisers, broker-dealers and other financial services organizations (collectively, “Financial Intermediaries”). Certain Classes of Shares may only be purchased by specified categories of investors and are only offered by certain Financial Intermediaries. There is currently no required minimum initial investment for Class A, Class C, Class C1, Class E, Class M, Class P, Class S or Class T Shares. Each Fund reserves the right to close any account whose balance falls below $500 and to change the categories of investors eligible to purchase its Shares.
For more information about how to purchase Shares, please see Additional Information about How to Purchase Shares in the Funds' Prospectus.

How to Redeem Shares
Shares may be redeemed through your Financial Intermediary on any business day of the Funds (defined as a day on which the New York Stock Exchange (“NYSE”) is open for regular trading). Redemption requests are processed at the next net asset value per share calculated after a Fund receives an order in proper form as determined by your Financial Intermediary. Redemption requests must normally be received by a Fund or a Fund agent prior to the close of regular trading on the NYSE (normally 4:00 p.m., Eastern Time) on a business day of the Fund, in order to be processed at the net asset value calculated on that day. Because Financial Intermediaries and Fund agents may have earlier redemption order cut off times to allow them to deliver redemption orders to the Fund prior to the Fund’s order transmission cut off time, please ask your Financial Intermediary what the cut off time is. Please contact your Financial Intermediary for instructions on how to place redemption requests.
For more information about how to redeem Shares, please see Additional Information about How to Redeem Shares in the Funds' Prospectus.
Taxes
Unless you are investing through an IRA, 401(k) or other tax-advantaged retirement account, distributions from a Fund are generally taxable to you as either ordinary income or capital gains.
The Russell Tax Exempt Bond Fund intends to continue to qualify to pay “exempt-interest dividends” to its shareholders by maintaining, as of the close of each quarter of its taxable years, at least 50% of the value of its total assets in municipal obligations. If the Fund satisfies this requirement, distributions from net investment income to shareholders will be exempt from federal income taxation, including the alternative minimum tax, to the extent that net investment income is represented by interest on municipal obligations. However, to the extent dividends are derived from taxable income from temporary investments, short-term capital gains, or income derived from the sale of bonds purchased with market discount, the dividends are treated as ordinary income, whether paid in cash or reinvested in additional Shares. If the Fund invests in private activity bonds, a portion of any dividends derived from income from such investments may be treated as a preference item in determining your alternative minimum tax.
For more information about these and other tax matters relating to each Fund and its shareholders, please see Additional Information about Taxes in the Funds' Prospectus.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase Shares of a Fund through a broker-dealer or other Financial Intermediary (such as a bank), a Fund and its related companies may pay the intermediary for the sale of Fund Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your Financial Intermediary’s Web site for more information.
For more information about payments to broker-dealers and other Financial Intermediaries please see Distribution and Shareholder Services Arrangements and Payments to Financial Intermediaries in the Funds' Prospectus.
8	36-08-630 (0420)